                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) November 5, 1999


                       IMPERIAL CREDIT INDUSTRIES, INC.
               (Name of registrant as specified in its charter)

         California                      0-19861               95-4054791
(State or other jurisdiction of      (Commission File       (I.R.S. employer
incorporation or organization)          Number)          identification number)

     23550 Hawthorne Boulevard
       Torrance, California                                      90505
(Address of principal executive offices)                      (Zip Code)

                   Issuer's telephone number: (310) 791-8020


       _________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     On November 5, 1999, the Registrant announced the sale of 4.3 million shares of Bay View Capital Corporation common stock. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

       (c)  Exhibits

       99.1 Press Release dated November 5, 1999

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 8, 1999

                                    IMPERIAL CREDIT INDUSTRIES, INC.



                                    By:     /s/ Irwin L. Gubman
                                        ------------------------------------
                                         Irwin L. Gubman
                                         General Counsel

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